EXHIBIT 10.2

                                                                  EXECUTION COPY

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "AGREEMENT") is dated as of January 31, 2005 by and among Cadence Resources Corporation, a Utah corporation (the "COMPANY"), and each purchaser listed on the Schedule of Purchasers attached hereto (each, a "PURCHASER" and collectively, the "PURCHASERS").

      WHEREAS:

      A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

      B. Each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of shares of common stock of the Company, par value $0.01 per share (the "COMMON STOCK") set forth opposite such Purchaser's name in column (3) on the Schedule of Purchasers (collectively, the "NEW COMMON STOCK"), and (ii) Warrants, in substantially the form attached hereto as Exhibit A (collectively, the "WARRANTS") to acquire up to that number of shares of Common Stock set forth opposite such Purchaser's name in column (4) of the Schedule of Purchasers attached hereto (collectively, the "WARRANT SHARES").

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

            "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

            "ANNUAL REPORT" means the Company's Annual Report (Form 10-KSB) for the fiscal year ended September 30, 2003.

            "AURORA" means Aurora Energy, Ltd, a Nevada company.

            "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            "CLOSING" means the closing of the purchase and sale of the New Common Stock and Warrants pursuant to Section 2.1.

            "CLOSING DATE" means the date of the Closing.

            "COMMON STOCK" means the common stock of the Company, par value $0.01 per share.

            "COMMON  STOCK  EQUIVALENTS"   means,   collectively,   Options  and
      Convertible Securities.

            "COMPANY COUNSEL" means Jenkens & Gilchrist Parker Chapin LLP.

            "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

            "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the SEC.

            "EFFECTIVENESS PERIOD" means the fourth anniversary of the Effective Date or such earlier date when either (i) all Registrable Securities of the Purchaser covered by the applicable Registration Statement have been sold or (ii) all Registrable Securities owned by the Purchaser may be sold pursuant to Rule 144(k) as evidenced by a written opinion letter to such effect, addressed to the Company's transfer agent and the affected Holders.

            "ELIGIBLE MARKET" means any of The New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq National Market, The Nasdaq SmallCap Market or the OTC Bulletin Board.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FILING DATE" means thirty days after the effective date of the closing of the Merger.

            "HYDROCARBONS" means oil, gas, coal seam gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products refined, separated, settled and dehydrated therefrom and all products refined therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulfur and all other gaseous or liquid minerals.

            "HYDROCARBON INTERESTS" means all rights, titles, interests and estates now owned or hereafter acquired by the Company in and to Hydrocarbon leases, Hydrocarbon or mineral fee or lease interests, farm-ins, overriding royalty and royalty interests, net profit interests, oil payments, production payment interests and similar mineral interests, including any reserved or residual interest of whatever nature.

            "LEAD PURCHASER" means Rubicon Master Fund, a company organized under the laws of the Cayman Islands.

            "LIEN" means any lien, charge, claim, tax, security interest, encumbrance, right of first refusal or other restriction.

            "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees.

            "MERGER" means the merger of the Company (or a subsidiary of the Company) and Aurora, as contemplated by the Merger Agreement.

            "MERGER S-4" means the registration statement on Form S-4, or such other form of registration statement permitted by law, with respect to the Merger.

            "OIL AND GAS PROPERTIES" means Hydrocarbon Interests; the personal property and/or real property now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any governmental authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced, saved, processed or attributable to the Hydrocarbon Interests, the lands covered thereby and all Hydrocarbons in pipelines, gathering lines, tanks and processing plants and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and personal property and/or real property in any way appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, and all rights, titles, interests and estates described or referred to above, including any and all real property, now owned or hereafter acquired, used or held for use in connection with the operating, working or development of any of such Hydrocarbon Interests or personal property and/or real property and including any and all pipelines, gathering lines, compression facilities, tanks and processing plants, all oil wells, gas wells, water wells, injection wells, platforms, spars or other offshore facilities, casings, rods, tubing, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, gas systems (for gathering, treating and compression), and water systems (for treating, disposal and injection); surface leases, rights-of-way, easements and servitude together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

            "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

            "PERMITTED LIENS" means (i) royalties, overriding royalties, reversionary interests, production payments and similar burdens which have been taken into account in the ownership interests of the Company in and to the Oil and Gas Properties as set forth in the Annual Report, as the case may be; (ii) sales contracts or other arrangements for the sale of production of Hydrocarbons which would not (when considered cumulatively with the matters discussed in clause (i) above) deprive the Company of any material right in respect of the Oil and Gas Properties (except for rights customarily granted with respect to such contracts and arrangements);
      (iii) statutory Liens for taxes or other assessments that are not yet delinquent (or that, if delinquent, are being contested in good faith by appropriate proceedings, levy and execution thereon having been stayed and continue to be stayed and for which the Company has set aside on its books adequate reserves); (iv) easements, rights of way, servitudes, permits, surface leases and other rights in respect to surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like, conditions, covenants and other restrictions, and easements of streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights of way on, over or in respect of the Oil and Gas Properties and that do not individually or in the aggregate, have a material adverse effect on the Oil and Gas Properties; (v) rights reserved to or vested in any municipality, governmental, statutory or other public authority to control or regulate the Oil and Gas Properties in any manner, and all applicable laws, rules and orders from any governmental authority;
      (vi) Liens in favor of operators and non-operators under joint operating agreements to secure amounts owing, which amounts are not yet due or are being contested in good faith by appropriate proceedings, if adequate reserves shall have been made therefor; and (vii) such imperfections of title which do not in the aggregate materially detract from the value of the Oil and Gas Properties, or the use thereof, in the business of the Company.

            "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

            "POST-EFFECTIVE AMENDMENT" means a post-effective amendment to the Registration Statement.

            "POST-EFFECTIVE AMENDMENT FILING DEADLINE" means the tenth Trading Day after the Registration Statement ceases to be effective pursuant to applicable securities laws due to the passage of time or the occurrence of an event requiring the Company to file a Post-Effective Amendment; provided, however, that such number of Trading Days does not include any days that the Post-Effective Amendment cannot be filed because one or more Purchasers has not provided the Company with information required to be contained in the Post-Effective Amendment, but only to the extent one or more Purchasers fails to deliver such information within five (5) Trading Days after the date that the Company reasonably requests, in writing, the Purchasers to provide such information.

            "PROCEEDING"  means  an  action,   claim,  suit,   investigation  or
      proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "REGISTRABLE SECURITIES" means any New Common Stock or Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

            "REGISTRATION STATEMENT" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "REQUIRED EFFECTIVENESS DATE" means 90 days after the Filing Date, provided, however, that such date shall be extended by such number of days as the Company is unable to file the Registration Statement or an amendment thereto because one or more Purchasers has not provided the Company with information required to be included in the Registration Statement or an amendment thereto, but only to the extent one or more Purchasers fails to deliver such information within five (5) Trading Days after the date that the Company reasonably requests, in writing, that the Purchasers to provide such information.

            "RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            "SECURITIES" means, collectively, New Common Stock, Warrants and Warrant Shares.

            "SUBSIDIARY" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

            "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on The Nasdaq SmallCap Market (or any successor thereto), or (c) if trading does not occur on The Nasdaq SmallCap Market (or any successor thereto), any Business Day.

            "TRADING MARKET" means the OTC Bulletin Board or any other Eligible Market on which the Common Stock is then listed or quoted.

            "TRANSACTION DOCUMENTS" means this Agreement, the Warrants, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "TRANSFER AGENT" means OTC Stock Transfer Company of Salt Lake City, Utah, or any other transfer agent selected by the Company

            "TRANSFER AGENT INSTRUCTIONS" means the Irrevocable Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

                                   ARTICLE II
                                PURCHASE AND SALE

      2.1 Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally, but not jointly, agrees to purchase from the Company on the Closing Date, (A) such number of shares of New Common Stock as is set forth opposite such Purchaser's name in column (3) on the Schedule of Purchasers, and (B) one or more Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Purchaser's name in column (4) on the Schedule of Purchasers. The aggregate purchase price for the Securities to be purchased by each Purchaser at the Closing (the "PURCHASE PRICE") shall be the amount set forth opposite such Purchaser's name in column (5) of the Schedule of Purchasers. For the avoidance of doubt and subject to the satisfaction (or waiver) of the conditions set forth in Section 5 below, no Purchaser shall be obligated to purchase any Securities hereunder other than such Securities set forth opposite such Purchaser's name on the Schedule of Purchasers. The Closing shall take place at the offices of Schulte Roth & Zabel LLP immediately following the execution hereof, or at such other location or time as the parties may agree.

      2.2 Closing Deliveries.

            (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) each of the Transaction Documents to which the Company is a party duly executed by the Company;

                  (ii) Warrants and certificates for the New Common Stock such Purchaser is purchasing hereunder (in each case, in such denominations as the Purchaser shall reasonably request).

                  (iii) a certificate, executed by a duly authorized executive officer of the Company, dated as of the Closing Date in the form attached hereto as Exhibit D.

                  (iv) a certificate, executed by a duly authorized executive officer of Aurora, dated as of the Closing Date in the form attached hereto as Exhibit E.

                  (v) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Purchasers; and

                  (vi) duly executed Transfer Agent Instructions acknowledged by the Transfer Agent.

            (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company (i) each Transaction Document to which such Purchaser is a party duly executed by such Purchaser and (ii) the purchase price indicated below such Purchaser's name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows:

            (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

            (b) Organization and Qualification. Except as disclosed in Schedule 3.1(b) each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. To the knowledge of the Company, each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) impair the Company's ability to materially perform on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

            (d) No Conflicts.  The  execution,  delivery and  performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's, Aurora's or any Subsidiary's (or following the effective date of the closing of the Merger, the surviving entity's) certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement (including the Merger Agreement), credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company, Aurora, or any Subsidiary (or following the effective date of the closing of the Merger, the surviving entity) is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii), to the knowledge of the Company, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected.

            (e) Issuance of the Securities. New Common Stock and Warrants are duly authorized and, when issued and paid for in accordance with the Transaction Documents, shall be free and clear from all Liens with respect to the issue thereof and shall not be subject to preemptive rights or similar rights of stockholders. As of the Closing Date, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 130% of the number of shares of Common Stock issuable upon conversion of the exercise of the Warrants to be issued at such Closing. Upon exercise and issuance in accordance with the Warrants, the Warrant Shares shall be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties of the Purchasers contained in Section 3.2, the issuance by the Company of the Securities is exempt from registration under the Securities Act.

            (f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in
Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws, except where the failure to be so authorized, issued or in compliance could not reasonably be expected to result in a Material Adverse Effect (as defined below). Except as disclosed in Schedule 3.1(f), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(f), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in Schedule 3.1(f), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

            (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with this Agreement and the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Purchasers true, correct and complete copies of all SEC Reports filed within the ten (10) days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

            (h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or as set forth in Schedule 3.1(h). No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

            (i) Absence of Litigation. Except as set forth in Schedule 3.1(i), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect. Schedule 3.1(i) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries that could individually or in the aggregate, have a Material Adverse Effect.

            (j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the knowledge of the Company, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

            (k) Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. To the knowledge of the Company, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

            (l) Certain Fees. Except as set forth on Schedule 3.1(l), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

            (m) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. To the knowledge of the Company, neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

            (n) Form SB-2 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchasers using Form SB-2 promulgated under the Securities Act.

            (o) Listing and Maintenance Requirements. The Company is in compliance with the listing or maintenance requirements of its Trading Market and will take all steps necessary to have its shares of Common Stock continue to be traded and listed on its Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

            (p) Registration Rights. Except as described in Schedule 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied.

            (q) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities. The foregoing notwithstanding, the Company has authorized in its articles of incorporation blank check preferred stock.

            (r) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

            (s) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any other Purchaser (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

            (t) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (u) Regulatory Permits. To the knowledge of the Company, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC
Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (v) Transactions With Affiliates and Employees. Except as set forth below or in SEC Reports filed at least ten days prior to the date hereof, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            (w) Indebtedness. Except as disclosed in Schedule 3.1(w), neither the Company nor any of its Subsidiaries has any outstanding Indebtedness (as defined below). Schedule 3.1(w) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (i) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (ii) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

            (x) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (y) Internal Accounting Controls. To the knowledge of the Company. the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (z) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

            (aa) Merger. The Company and Aurora have executed a merger agreement, in the form delivered to the Lead Purchaser on or prior to the date hereof (the "Merger Agreement"). The Merger Agreement has been duly and validly executed on or prior to the date hereof by the parties thereto, is enforceable in accordance with its terms and has not been terminated, amended, modified or revoked nor has Cadence or Aurora agreed to, or given notice, whether formal or informal of its intention to, terminate, amend, modify or revoke or make claims relating to the Merger Agreement, on or prior to the date hereof. As of the date hereof, neither Cadence nor Aurora has failed to comply with any material term or condition of the Merger Agreement or asserted that the other party has so failed or may fail, and no third party or authority has asserted any claims relating to or indicated any intention to assert any claims relating to the Merger Agreement. As of the date hereof the conditions to the closing of the Merger set forth on Schedule 3.1(aa) have been met to the extent set forth therein.

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

            (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement and the Security Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

            (b) Investment Intent. Such Purchaser is (i) acquiring the New Common Stock and Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise of the Warrants, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) Purchaser Status. At the time such Purchaser was offered the Securities it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (e) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Transfer Restrictions.

            (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend substantially in the following form on any certificate evidencing Securities:

      THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A
      TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act; provided, that the Company's counsel shall have delivered a legal opinion relating to the removal of legends upon a sale or transfer of such Securities, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date and to deliver any required legal opinions with respect to the removal of legends upon the sale or transfer of Securities. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than five Trading Days following the delivery by a Purchaser to the Company of a legended certificate representing such Securities, use its reasonable best efforts to deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. For so long as any Purchaser owns Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

                  (c) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of a pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

      4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns any Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any Purchaser or subsequent holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144, but only to the extent that the Company, or counsel of the Company agree, that the Purchaser or subsequent holder is able to avail themselves of the exemption created by Rule 144.

      4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

      4.4 Reservation and Listing of Common Stock.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

                  (b) The Company shall take all steps necessary to cause its Common Stock to be approved for listing on its Trading Market and maintain the listing of such Common Stock on such Trading Market or another Eligible Market. The Company covenants to promptly file any listing application required by its Trading Market with respect to the Warrant Shares.

      4.5 [Intentionally Deleted.]

      4.6 Variable Securities; Additional Registration Statement. For so long as any Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock under any into which any Warrant is exerciseable. Until the Effective Time, the Company will not file a registration statement under the Securities Act relating to securities that are not the Securities, other than (i) a registration statement on Form S-8, in order to register increases in the shares underlying equity incentive plans in existence as of the date of this Agreement, and or (ii) the Merger S-4 in connection with the Merger.

      4.7 Securities Laws Disclosure; Publicity. The Company shall, on or before 8:30 a.m., New York City Time, on the day following execution of this Agreement, issue a press release, not in violation of any applicable securities laws, acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. On the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the "8-K FILING") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the form of Warrant in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. Except with respect to the 8-K Filing and the press release referenced above (a copy of which will be provided to the Purchasers for their review as early as practicable prior to its filing), the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Each Purchaser hereby agrees not to knowingly request any information from the Company, its directors, officers, employees or agents which such purchaser should reasonably know is material non-public information. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause
(i) the Lead Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Each press release disseminated during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading

      4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the New Common Stock and Warrants hereunder (i) to pay any and all expenses incurred in connection with the sale of the Securities hereunder, (ii) to pay for the filing and maintaining of any registration statement required by this Agreement, (iii) to pay for any and all expenses related to the Merger, (iv) to pay off up to $6,000,000 of notes issued by the Company which are to be repaid pursuant to the Merger, (v) to pay for any and all expenses relating to the filing of the Merger S-4 and (vi) for the general working capital requirements of the Company.

      4.9 Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents other than one brought by the applicable Purchaser or a Related Person thereof, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Subject to the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

      4.10 Lost, etc. Certificates Evidencing New Common Stock; Exchange. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any New Common
Stock owned by one of the Purchasers, and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of shares evidenced by such certificate which remain outstanding. Such Purchaser's agreement of indemnity shall constitute indemnity satisfactory to the Company for purposes of this Section 4.10. Upon surrender of any certificate representing any New Common Stock for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of New Common Stock represented by the certificate so surrendered and registered as such holder may request. The Company will also pay the cost of all deliveries of certificates for such shares to the office of such Purchaser (including the cost of insurance against loss or theft in an amount satisfactory to the holders) upon any exchange provided for in this Section 4.10.

      4.11 Corporate Existence. So long as any Purchaser beneficially owns any Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market.

                                   ARTICLE V
                                   CONDITIONS

      5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire the Securities set forth opposite such Purchaser's name on the Schedule of Purchasers at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date.

                  (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

                  (c) Good Standing. The Company shall have delivered to such Purchaser a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

                  (d) Qualification. The Company shall have delivered to such Purchaser a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is so qualified, as of a date within 10 days of the Closing Date.

                  (e) Listing. The Common Stock (I) shall be designated for quotation or listed on the Trading Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Trading Market from trading on the Trading Market nor shall suspension by the SEC or the Trading Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Trading Market or (B) by falling below the minimum listing maintenance requirements of the Trading Market.

      5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities set forth opposite each Purchaser's name on the Schedule of Purchasers is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

                  (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

      6.1 Shelf Registration

                  (a) On or prior to the Filing Date, the Company shall prepare and file with the SEC a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may reasonably consent) and shall contain (except if otherwise directed by the Purchasers) the "Plan of Distribution" attached hereto as Exhibit G.

                  (b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the end of the Effectiveness Period; provided, however, the Company's obligation to keep such Registration Statement effective shall cease in the event the Company has replaced such Regitration Statement with a Registration Statement on Form S-3, declared effective by the SEC, covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall use its best efforts to keep such Registration Statement on Form S-3 continuously effective under the Securities Act until the end of the Effectiveness Period.

                  (c) The Company shall notify each Purchaser in writing promptly (and in any event within one Trading Day) after receiving notification from the SEC that the Registration Statement has been declared effective.

                  (d) As promptly as possible, and in any event no later than the Post-Effective Amendment Filing Deadline, the Company shall prepare and file with the SEC a Post-Effective Amendment. The Company shall use its best efforts to cause the Post-Effective Amendment to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the fifteenth Trading Day after the Post-Effective Amendment Filing Deadline. The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the SEC that the Post-Effective Amendment has been declared effective.

                  (e) Upon the occurrence of any Event (as defined below) prior to the 24-month anniversary of the Closing, and on every monthly anniversary thereof occurring no later than the 24-month anniversary of the Closing until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(e) are referred to herein as "EVENT PAYMENTS". Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments within 10 Business Days of any demand therefore, such Event Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

      For such purposes, each of the following shall constitute an "EVENT":

                  (i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date;

                  (ii) a Post-Effective Amendment is not filed on or prior to the Post-Effective Amendment Filing Deadline or is not declared effective on or prior to the twenty-first Trading Day after the Post-Effective Amendment Filing Deadline;

                  (iii) after the Effective Date, a Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the requirement of the Company to file a Post-Effective Amendment and for such Post-Effective Amendment to be declared effective) for either (A) 10 or more consecutive Trading Days or (B) 30 Trading Days, whether or not consecutive, in any 365-day period); provided, however, that none of the foregoing shall constitute an "Event" if the delay is caused by any act of war, terrorism, natural disaster or power failure.

                  (f) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

      6.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Not less than three  Trading Days prior to the filing of a
      Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Purchaser and any counsel designated by any Purchaser (each, a "PURCHASER COUNSEL", and the Lead Purchaser has initially designated Schulte Roth & Zabel LLP) copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such
      Purchasers and each Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of each Purchaser Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object. However, any objection to the filing of such registration statement or other document enumerated above, shall suspend from occurring any of the "Events" listed above in Section 6.1 ((e) i.-iv.) for the period of time during which the objection remains, but in no case will the period of suspension exceed ten Trading Days.

                  (b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
      (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Business Days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably practicable provide the Purchasers true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented

                  (c) Notify the Purchasers of Registrable Securities to be sold and each Purchaser Counsel as promptly as reasonably practicable, and (if requested by any such Person) confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement (in which case the Company shall deliver to each Purchaser a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Use its reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) Furnish to each Purchaser and each Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person
      (including those previously furnished or incorporated by reference) as promptly as practicable after the filing of such documents with the SEC.

                  (f) Promptly deliver to each Purchaser and each Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request within two Business Days of such request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as practicable thereafter;
      (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

                  (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers and each applicable Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration
      Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

                  (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Reasonably cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including without limitation by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing.

                  (l) If Holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations; provided, that no such agreement shall obligate the Company to pay any amount not otherwise contemplated by this Article VI.

                  (m) Comply with all applicable rules and regulations of the SEC.

      6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses incurred by the Company, (d) fees and disbursements of counsel for the Company and up to $5,000 in the aggregate for the Purchaser Counsels (incurred in preparing the initial filing of the registration statement for the Registrable Securities and all amendments thereto prior to it being declared effective), (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market. In all events, the Purchasers shall be solely responsible for paying all brokerage fees, underwriter commissions or similar compensation relating to their sale of Registrable Securities and any income taxes resulting from any such sale of Registrable Securities.

            6.4 Indemnification

                  (a)  Indemnification  by  the  Company.   The  Company  shall,
      notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
      Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and
      Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or
      (ii) in the case of an  occurrence  of an event of the type  specified  in
      Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reasons other than the specified exclusions to indemnification), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

      6.6 No Piggyback on Registrations. Except as set forth on Schedule 6.6, neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. In addition, the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

      6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.1 Termination. This Agreement may be terminated by the Lead Purchaser, by written notice to the other parties, if the Closing has not been consummated by the fourth Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      7.2 Fees and Expenses. At the Closing, and only upon Closing, the Company shall pay the reasonable fees and expenses of legal counsel to the Lead Purchaser incurred in connection with the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Lead Purchaser may retain such amount at the Closing or require the Company to pay such amount directly to Schulte Roth & Zabel LLP. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

      7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Notwithstanding anything to the contrary herein, the Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

      7.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  (a) If to the Company:

                          Cadence Resources Corporation
                          6 East Rose Street
                          P.O. Box 2056
                          Walla Walla, WA  99362
                          Facsimile No.: (509) 526-3492
                          Telephone No.: (509) 526-3491
                          Attn:  Howard Crosby

                      With a copy to:
                          Jenkens & Gilchrist Parker Chapin LLP
                          The Chrysler Building
                          New York, New York 10174
                          Facsimile No.: (212) 704-6288
                          Telephone No.: (212)704-6000
                          Attn: Henry I Rothman, Esq.

                      If to a Purchaser, to its address and facsimile number set forth on the Schedule of Purchasers, with copies to such Purchaser's representatives as set forth on the Schedule of Purchasers,

                      With a copy (for informational purposes only) to:

                          Schulte Roth & Zabel LLP
                          919 Third Avenue
                          New York, New York  10022
                          Telephone: (212) 756-2000
                          Facsimile: (212) 593-5955
                          Attention: Peter Halasz, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

      7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

      7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights (except those of indemnification or reimbursement) under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

      7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.8 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

      7.9 Governing Law; Venue; Waiver Of Jury Trail. all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of new york. THE COMPANY AND PURCHASERS Hereby Irrevocably Submit To The Exclusive Jurisdiction Of The State And Federal Courts Sitting In The CITY OF NEW YORK, BOROUGH OF MANHATTAN For The Adjudication Of Any Dispute BROUGHT BY THE COMPANY OR ANY PURCHASER Hereunder, In Connection Herewith Or With Any Transaction Contemplated Hereby Or Discussed Herein (Including With Respect To The Enforcement Of Any Of The Transaction Documents), And Hereby Irrevocably Waive, And Agree Not To Assert In Any Suit, Action Or ProceedinG BROUGHT BY THE COMPANY OR ANY PURCHASER, Any Claim That It Is Not Personally Subject To The Jurisdiction Of Any Such Court, OR That Such Suit, Action Or Proceeding Is Improper. Each party Hereby Irrevocably Waives Personal Service Of Process And Consents To Process Being Served In Any Such Suit, Action Or Proceeding By Mailing A Copy Thereof Via Registered Or Certified Mail Or Overnight Delivery (With Evidence Of Delivery) To Such Party At The Address In Effect For Notices To It Under This Agreement And Agrees That Such Service Shall Constitute Good And Sufficient Service Of Process And Notice Thereof. Nothing Contained Herein Shall Be Deemed To Limit In Any Way Any Right To Serve Process In Any Manner Permitted By Law. The Company AND PURCHASERS Hereby Waive All Rights To A Trial By Jury.

      7.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

      7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. The Purchaser agrees that the loss, mutilation, theft, or destruction of any certificate shall not trigger the occurrence of an Event as defined in Section 6.1 (e) sections i-iv, unless such loss, mutilation, theft, or destruction is directly caused by the negligence of the Company. The phrase "directly" specifically excludes any persons or parties who are agents of the Company.

      7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

      7.18 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase the Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                           [Signature pages to follow]

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    CADENCE RESOURCES CORPORATION

                                    By:     ____________________________________
                                    Name:   John P. Ryan
                                    Title:  Vice President

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    RUBICON MASTER FUND

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Crestview Capital Master, LLC

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Union Spring Fund Ltd.

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Nathan A. Low Family Trust dated 4/12/96

                                    By:     ____________________________________
                                    Name:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Bear Stearns as Custodian
                                    For Nathan A. Low Roth IRA

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Ruth Low

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Zinc Partners, LP

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Zinc Partners Offshore, Ltd.

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Cordillera Fund L.P.

                                    By:     ____________________________________
                                    Name:   James P. Andrew
                                    Title:  Co-CEO of ANdrew Carter Capital,
                                            Inc., the General Partner of ACCF
                                            GenPar, L.P., the General Partner of
                                            the Cordillera Fund L.P.

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Enable Growth Partners LP

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Michael Weiss

                                    By:     ____________________________________
                                            Name: Michael Weiss

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Don Sanders

                                    By:     ____________________________________
                                            Name:    Don Sanders

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Sanders Opportunity Fund (INST) LP

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Sanders Opportunity Fund LP

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Sanders 1998 Children's Trust

                                    By:     ____________________________________
                                    Name:
                                    Title:

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

        Don Weir AND JULIE E. WEIR

        By:     ____________________        By:_____________________
                Name:    Don Weir               Name: Julie E. Weir

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Ben Morris

                                    By:     ____________________________________
                                            Name:    Ben Morris

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    George K. Ball

                                    By:     ____________________________________
                                    Name:   George K. Ball

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Fredrick Saalwachter

                                    By:     ____________________________________
                                    Name:   Fredrick Saalwachter

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

       John Malanga AND JODI MALANGA

       By:     ____________________        By:  _____________________
               Name:    John Malanga            Name: Jodi Malanga

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Bruce McMaken

                                    By:     ____________________________________
                                    Name:   Bruce McMaken

      IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    Mike Chadwick

                                    By:     ____________________________________
                                    Name:   Mike Chadwick

                             SCHEDULE OF PURCHASERS

     (1)                             (2)                    (3)           (4)        (5)                      (6)
                                                          NUMBER OF     NUMBER                               LEGAL
                                                          SHARES OF       OF                            REPRESENTATIVE'S
                       ADDRESS AND                       NEW COMMON     WARRANT    PURCHASE               ADDRESS AND
PURCHASER              FAX NUMBER                          STOCK        SHARES       PRICE                 FAX NUMBER
------------------------------------------------------------------------------------------------------------------------------------
                       c/o Rubicon Fund Management LLP
 Rubicon Master        103 Mount St.                                                              Schulte Roth & Zabel LLP
 Fund                  London W1K2TJ                                                              919 Third Avenue
                       United Kingdom                                                             New York, New York  10022
                       Facsimile No.:  +44 207-074 4280                                           Attention:  Peter Halasz, Esq.
                       Telephone No.:  +44 207 074 4299                                           Facsimile No.:  (212) 593-5955
                       Attn: William Callanan              2,800,000   8,000,000    $3,500,000    Telephone No.:  (212) 756-2238
                       95 RevereDrive

 Crestview             Suite A
 Capital Master,       Northbrook, Illinois  60062
 LLC                   Facsimile No.:  (847) 559-5807
                       Telephone No.:  (847) 418-8302
                       Attn: Stuart Flink                  1,840,000   1,840,000    $2,300,000    N/A

 Union Spring          c/o Dundee Leeds Management                                                Mayer, Brown, Rowe & Maw LLP
 Fund Ltd.             129 Front Street                                                           190 South LaSalle Street
                       Services Ltd.                                                              Chicago, Illinois 60603
                       Hamilton HM 12, Bermuda                                                    Attention: Deborah A. Monson, Esq.
                       Attention: Robin J. Bedford                                                Facsimile No.:  312-706-9103
                       Facsimile No.:  441-292-2239                                               Telephone No.:  312-701-8356
                       Telephone No.:  441-495-8617        560,000     1,600,000    $700,000

 Nathan A. Low         c/o Nathan A. Low
 Family Trust          Sunrise Securities Corp.
 dated 4/12/96         641 Lexington Avenue
                       25th Floor
                       New York, NY  10022
                       Facsimile No.:  (212) 750-7277
                       Telephone No.:  (212) 421-1616
                                       Ext. 135            360,000     360,000      $450,000*     N/A

 Bear Stearns as       c/o Nathan A. Low
 Custodian For         Sunrise Securities Corp.
 Nathan A. Low         641 Lexington Avenue
 Roth IRA              25th Floor
                       New York, NY  10022
                       Facsimile No.:  (212) 750-7277
                       Telephone No.:  (212) 421-1616
                                       Ext. 135            200,000     200,000      $250,000*     N/A

 Ruth Low              c/o Nathan A. Low
                       Sunrise Securities Corp.
                       641 Lexington Avenue
                       25th Floor
                       New York, NY  10022
                       Facsimile No.:  (212) 750-7277
                       Telephone No.:  (212) 421-1616
                                       Ext. 135            240,000     240,000      $300,000*     N/A

 Zinc Partners LP      c/o Zinc Capital Management LLC
                       711 Fifth Avenue, 5th floor
                       New York, NY  10022
                       Facsimile No.:  (212) 813-2825
                       Telephone No.:  (212) 813-2820      88,256      88,256       $110,320      N/A

 Zinc Partners         c/o Zinc Capital Management LLC
 Offshore, Ltd.        711 Fifth Avenue, 5th floor
                       New York, NY  10022
                       Facsimile No.:  (212) 813-2825
                       Telephone No.:  (212) 813-2820      231,744     231,744      $289,680      N/A

 Cordillera Fund       C/o Andrew Carter Capital, Inc.
 L.P.                  8201 Preston Road
                       Suite 400
                       Dallas, TX 75225
                       Facsimile No.:  214-722-1360
                       Telephone No.:  214-969-5700
                        Attn: James Andrew                 400,000     400,000      $500,000      N/A

 Enable Growth         One Ferry Building, Suite 255
 Partners LP           San Francisco, CA 94111
                       Facsimile No.:  415-677-1580
                       Telephone No.:  415-677-1578
                       Attn: Brendan O'Neil                240,000     240,000      $300,000      N/A

 Michael Weiss         25 Briarwood Land
                       Lawrence, NY  11559
                       Telephone No.:  212-838-7200        50,000      50,000       $62,500       N/A

 Don Sanders           600 Travis
                       Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      160,000     160,000      $200,000      N/A

 Sanders               600 Travis
 Opportunity Fund      Suite 3100
 (Inst) LP             Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      246,823     246,823      $308,529      N/A

 Sanders               600 Travis
 Opportunity Fund      Suite 3100
 LP                    Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      77,177      77,177       $96,471       N/A

 Sanders 1998          600 Travis
 Children's Trust      Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      120,000     120,000      $150,000      N/A

 Don Weir and          600 Travis
 Julie E. Weir         Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      80,000      80,000       $100,000      N/A

 Ben T. Morris         600 Travis
                       Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      20,000      20,000       $25,000       N/A

 George K. Ball        600 Travis
                       Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      20,000      20,000       $25,000       N/A

 Fredrick              600 Travis
 Saalwachter           Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      20,000      20,000       $25,000       N/A

 John Malanga and      600 Travis
 Jodi Malanga          Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      16,000      16,000       $20,000       N/A

 Bruce McMaken         600 Travis
                       Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      20,000      20,000       $25,000       N/A


 Mike Chadwick         600 Travis
                       Suite 3100
                       Houston, TX 77002
                       Facsimile No.:  713-250-4298
                       Telephone No.:  713-250-4215
                       Attn: Don Weir                      20,000      20,000       $25,000       N/A
====================================================================================================================================
TOTAL                                                                            $2,262,500


* Purchase price paid through debt conversion.

Exhibits:
A      Form of Warrant
B      Form of Transfer Agent Instructions
C      Form of Opinion of Company Counsel
D      Company Officer's Certificate
E      Aurora Officer's Certificate
F      Plan of Distribution